UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously reported, on September 20, 2020 (the “Petition Date”), Garrett Motion Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption “In re Garrett Motion Inc., 20-12212.”

The Company is making available a presentation (the “Presentation”) to certain potential lenders participating in a meeting regarding the syndication of credit facilities to provide a portion of the exit financing for the Company and its subsidiaries following emergence from the Chapter 11 Cases. A copy of the Presentation is furnished as Exhibit 99.1 hereto.

The Presentation was prepared to facilitate discussions among the Company and its prospective lenders and not for use by other holders or prospective holders of the Company’s securities and should not be relied upon to make an investment decision with respect to the Company. The Presentation includes estimated financial information and projections for the Company after giving effect to transactions that are expected to occur at the time of or prior to the Company’s emergence from chapter 11. The estimated financial information and projections are subject to numerous assumptions, risks and limitations. The projections were prepared using information available at the time they were prepared and do not reflect all accounting adjustments that would occur upon emergence. The estimated financial information and projections have not been audited. All projections reflect numerous estimates and assumptions made by management of the Company with respect to its financial condition, the performance of its business and conditions within its industry, general economic, market and financial conditions and numerous other factors, including the impact of COVID-19. All of these factors are difficult to predict accurately and in many cases are outside of the Company’s control. Finally, the financial information presented reflects assumptions about the terms of the Company’s proposed exit financing and other post-emergence securities, including with respect to fees and interest rates, which may differ from actual fees or rates. Actual results may differ from those reflected in the historical and projected financial information included in the Presentation, and such differences may be material. The Presentation does not constitute and the Company has not made by making this Presentation available a representation to any person regarding the Company’s future financial results or how any obligations will be treated as part of the reorganization. Many of the transactions set out in the Presentation remain subject to court approval. The Company may not pursue the contemplated transactions, or the terms of the contemplated transactions may change, and such changes may be material. Furthermore, the Company is not required to publicly update the Presentation to reflect more current facts or estimates or the occurrence of future events (1) if the facts, estimates and assumptions upon which the Presentation is based are erroneous, (2) if changes are made to any plan of reorganization, or (3) in other circumstances. Any projections or forecasts included in the Presentation were not prepared with a view toward public disclosure or compliance with the published guidelines of the U.S. Securities and Exchange Commission. The Company’s independent accountants have not audited or performed any review procedures on the estimated information or projections contained in the Presentation. The Presentation includes certain measures that are not measures recognized under GAAP. These measures do not purport to be alternatives to measures presented in accordance with GAAP.

The Presentation does not constitute an offer to sell or a solicitation of an offer to buy securities.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 21E of the Exchange Act, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. These include statements regarding the proposed financing and the other transactions that may occur as part of the reorganization, as well as the projections and all other forward-looking or pro forma financial information. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s annual report on Form 10-K for the year ended December 31, 2020, as well as the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” In addition, plans relating to the proposed financing and other contemplated transactions may change, costs may increase, or financing or other contemplated transactions may not be available or able to be consummated on the proposed terms or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Lender Presentation, February 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2021	Garrett Motion Inc.

	By:	/s/ Jerome Maironi
Jerome Maironi
Senior Vice President, General Counsel and Corporate Secretary